UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2010

OPKO Health, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 575-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2010, OPKO Health, Inc. (the "Company") entered into an agreement to acquire Pharmacos Exakta, S.A. de C.V., a privately-owned Mexican company ("Exakta"), engaged in the manufacture, marketing and distribution of ophthalmic and other pharmaceutical products for government and private markets since 1957. Pursuant to a purchase agreement (the "Purchase Agreement") by and among Exakta, Ignacio Levy García and José de Jesús Levy García (each a "Seller" and collectively the "Sellers"), Inmobiliaria Chapalita, S.A. de C.V., an affiliate of Sellers ("Inmobiliaria"), the Company, OPKO Health Mexicana S. de R.L. de C.V. ("Buyer"), and OPKO Manufacturing Facilities S. de R.L. de C.V. ("OMF"), Buyer and OMF acquired all of the outstanding stock of Exakta and real property owned by Inmobiliaria for a total aggregate purchase price of $4 million, of which an aggregate of $1.6 million was paid in cash and $2.4 million was paid in shares of OPKO Common Stock, par value $.01, based on the average closing price of the Company's Common Stock as reported on the NYSE Amex for the ten trading days ending on February 12, 2010. A total of 1,372,428 shares of OPKO Common Stock were issued in the transaction.

A portion of the proceeds will remain in escrow for a period of time for working capital adjustments and to satisfy indemnification claims. Closing of the transaction occurred on February 17, 2010.

The foregoing description of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Purchase Agreement, which shall be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending March 31, 2010.

Item 8.01 Other Events.

On February 18, 2010, the Company issued a press release announcing the acquisition of Exakta as set forth in Item 1.01 of this Current Report on Form 8-K. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 8.01 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number Description
99.1 Press Release of the Company dated February 18, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

February 18, 2010	By:	Adam Logal

Name: Adam Logal
Title: Executive Director Finance, Chief Accounting Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated February 18, 2010